Exhibit 10.16
COLLABORATIVE RESEARCH, SERVICES AND LICENSE AGREEMENT
     This COLLABORATIVE RESEARCH, SERVICES AND LICENSE AGREEMENT (“Agreement”) is entered into as of December 21 2006 (the “Effective Date”) between:
(1)	PFIZER INC, a Delaware corporation, having an office at 235 East 42nd Street, New York, New York 10017 and its Affiliates (“Pfizer”), and

(2)	ARCHEMIX CORP., a Delaware corporation, having an office at 300 Third Street, Cambridge, Massachusetts 02142 and its Affiliates (“Archemix”).
BACKGROUND:
1.	Archemix possesses proprietary expertise and know-how related to the discovery, identification and optimization of Aptamers with the potential for development as therapeutics for the treatment of acute and chronic diseases; and
2.	Archemix owns or has been granted certain access to the patents and patent applications set forth in Appendices D1 and D2 attached to and made part of this Agreement with respect to the Aptamers and discovery, identification, optimization and use of Aptamers; and
3.	Pfizer has the capability to undertake research for the discovery and evaluation of agents for treatment of disease and also the capability for clinical analysis, manufacturing and marketing with respect to therapeutic agents; and
4.	Pfizer and Archemix enter into this Agreement to collaborate on the discovery of novel Aptamers with the potential for therapeutic use in humans.
THE PARTIES AGREE AS FOLLOWS:
1.	Defined Terms. The meanings of defined terms used in this Agreement with an initial capital letter are listed in Appendix A.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.	Collaborative Research Program.
2.1	Purpose. During the Research Program Term, Archemix and Pfizer will conduct the Research Program. The objective of the Research Program is to use Archemix Background Technology and Archemix Background Patent Rights to identify Early Leads and Optimized Leads against Program Targets as agreed in the Research Plans for development and commercialization as Products. A customized Research Plan will be established for each Program Target detailing the tasks and responsibilities of each party.

2.2	Target Election.
2.2.1	Subject to Section 2.2.3 and 2.2.4, during the Research Program Term, Pfizer may nominate Targets to be entered into up to three (3) separate Research Plans within the Research Program, in its sole discretion. Archemix will use commercially reasonable efforts to commence work with respect to each Research Plan as promptly as practicable after the proposed Target has been accepted as a Program Target and the applicable Research Plan is approved. Notwithstanding the foregoing, the parties hereby agree that (a) the first Program Target will be designated, and the Research Plan applicable thereto will be approved pursuant to Section 2.4 within [***] days of the Effective Date; (b) Archemix will not be obligated to commence work under the Research Plan applicable to the second Program Target sooner than [***] months from the date of approval of the Research Plan for the first Program Target; and (c) Archemix will not be obligated to commence work under the Research Plan applicable to the third Program Target sooner than [***] months from the date of approval of the Research Plan for the second Program Target. The right of Pfizer to nominate Targets as Program Targets under this Section 2.2.1 shall terminate on the third anniversary of the Effective Date.

2.2.2	Pfizer shall have the right to nominate a Target as a Program Target from the Target List or otherwise by giving Archemix written notice in the form and containing solely the information set out in Appendix B (“Target Nomination Notice”).

2.2.3	Archemix may reject the nomination of a Target as a Program Target only if:
(a)	Archemix is prohibited, under the terms of a written agreement with a third party entered into prior to Archemix’s receipt of the Target Nomination Notice, from performing research on:
(i)	the Target;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii)	in the case of multi-subunit Targets, any individual subunit of the Target; or

(iii)	in the case of Targets that function as part of a binding pair (e.g., ligand-receptor), any interaction partners; or
(b)	Archemix has, at the time of receipt of the Target Nomination Notice, an active internal research program or collaborative program, as supported by credible evidence, directed towards:
(i)	the Target;

(ii)	in the case of multi-subunit Targets, any individual subunit of the Target; or

(iii)	in the case of Targets that function as part of a binding pair (e.g., ligand-receptor), any interaction partners; or
(c)	Archemix is negotiating a term sheet with a third party, as supported by credible evidence, with respect to an agreement relating to Aptamers against:
(i)	the Target;

(ii)	in the case of multi-subunit Targets, any individual subunit of the Target; or

(iii)	in the case of Targets that function as part of a binding pair (e.g., ligand-receptor), any interaction partners.
2.2.4	Archemix shall give Pfizer written notice of the rejection or acceptance of any Target proposed by Pfizer within [***] business days of receiving the Target Nomination Notice. In addition, Archemix will advise Pfizer in writing on the feasibility of generating Products from any such nominated Target that is not so rejected based upon its previous experience and Aptamer expertise within [***] days of receiving the Target Nomination Notice (each, a “Feasibility Report”). Within [***] business days of Pfizer’s receipt of each such Feasibility Report, Pfizer will provide Archemix with written notice as to whether or not it wishes to proceed with such nominated Target. Archemix shall give Pfizer prompt written notice during the Research Program Term if any of the restrictions on any Target that is rejected by Archemix pursuant to Section 2.2.3 lapse, or are otherwise terminated, such that the previously rejected Target becomes eligible for nomination as a Program Target. If Archemix rejects a Target under Section 2.2.3 or if Pfizer elects not to proceed following receipt of a Feasibility Report, Pfizer will be permitted to propose a new Target for each such rejection.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.2.5	Upon Archemix’s notification to Pfizer of Target acceptance, Archemix shall advise Pfizer whether Archemix has previously licensed to a third party the right to commercialize an Aptamer directed to the Target for use as a [***]. In any such circumstance, Pfizer may within [***] days, in its sole discretion, withdraw the Target and propose a new Target from the Target List or otherwise, subject to the limitations set forth in Section 2.2.1. If Pfizer elects to enter the Target as a Program Target into the Research Program, Pfizer will acknowledge and covenant in the relevant Research Plan that it does not [***] and [***] a [***] that Program Target for use as a [***].
2.3	Target List. During the Research Program Term, Pfizer shall set forth on Appendix E up to [***] Targets as potential Program Targets (the “Target List”). Pfizer shall have the right to request that a Target be added to the Target List or that a Target on the Target List be replaced by providing written notice to Archemix at any time during the Research Program Term for any Target for which the initiation of the Research Plan has not yet begun; provided, that, at no time shall there be more than [***] Targets on the Target List at any one time. Archemix shall accept or reject the proposed Target in accordance with Section 2.2.3, 2.2.4 and 2.2.5. During the Research Program Term, Archemix will use commercially reasonable efforts to inform Pfizer promptly in [***] if it [***]to [***] with a [***] with [***] to a [***]or [***] relating to [***] a [***] on the [***]. Our proposed redactions are consistent with SEC guidance we have received in the past

2.4	Research Plans.
2.4.1	The Research Committee (as defined in Section 2.6) will, within [***] days of Archemix’s acceptance of a proposed Target as a Program Target, but before any work begins on any such Program Target, prepare and adopt a Research Plan for each such Program Target entered into the Research Program.

2.4.2	Each Research Plan will be consistent with the example plan attached as Appendix C (the “Example Plan”) and include the Early Lead Criteria (ELC), Optimized Lead Criteria (OLC) and a target product profile (TPP) applicable to each Program Target. The ELC, OLC and TPP will be defined through joint discussions between Pfizer and Archemix and approved by the Research Committee, and will take into consideration the ELC, OLC and TPP Selection Factors and any other relevant requirements. Under no circumstances shall Archemix be obligated to perform any work in addition to the work contemplated by the Example Plan without Archemix’s written consent. Amendments to any Research Plan shall be prepared and adopted by the Research Committee and shall be attached to the minutes of the meeting of the Research Committee at which such amendment, modification or update was approved.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.4.3	The Research Plan will be performed by project teams consisting of appropriately qualified members of each party. Project teams will communicate on an at least monthly basis by teleconference, videoconference, or face-to-face meeting.

2.4.4	Pfizer may terminate a Research Plan at anytime by giving Archemix [***] days’ prior written notice (“Research Plan Discontinuation”). If any Research Plan Discontinuation is made [***], Pfizer shall make the payment described in [***] in accordance with [***], and such [***] under the applicable Research Plan.
2.5	Exclusivity. During the Term of this Agreement, and providing that Pfizer exercises commercially reasonable efforts as described in Section 2.10, Archemix will not perform for third parties or sponsor research internally or with third parties directed to the discovery or development of Aptamers that bind to Program Targets; provided, that, nothing in this Section 2.5 shall limit or restrict Archemix from (a) developing or commercializing [***] in accordance with Section 2.2.5 or (b) performing Permitted Screening Activities. For purposes of clarity, (a) if Program Targets function as part of a [***] under this Section 2.5 is [***]to [***] and (b) in the [***] of [***] under this Section 2.5 [***] to [***] of the[***].

2.6	Research Committee.
2.6.1	Purpose. Pfizer and Archemix hereby establish a Research Committee to:
(a)	review and evaluate the Research Program’s progress;

(b)	prepare the Research Plan for each Program Target;

(c)	amend each Research Plan to the extent necessary during the Research Program Term;

(d)	coordinate the publication of the Research Program’s results so as to preserve all potential Patent Rights of the parties;

(e)	determine whether Aptamers meet the ELC or OLC;

(f)	monitor the exchange of information and materials between the parties;

(g)	resolve any disputes between the parties with respect to any Research Plan; and

(h)	making such other decisions as may be delegated to the Research Committee by the parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.6.2	Membership. Pfizer and Archemix each hereby appoints [***] members to the Research Committee. A party may replace one of its members at any time. Other representatives of Archemix or Pfizer may attend meetings if invited by either party.

The initial members are:

Pfizer Members: [***]

Archemix Members: Page Bouchard

Sharon Cload

Anne Wong
2.6.3	Co-Chairs. The parties will appoint one member each to co-chair the Research Committee.

2.6.4	Meetings. The Research Committee will meet not less than quarterly, with at least two meetings in each Commitment Year being in person. The parties will take turns in selecting the date and location of the meetings.

2.6.5	Minutes. The Research Committee will keep accurate minutes of its deliberations. The minutes will record all decisions and proposed actions. A draft of the minutes shall be delivered to all Research Committee members within [***] business days after each meeting. The party hosting the meeting will prepare and circulate the draft minutes. The co-chairs will edit and approve the minutes.

2.6.6	Decisions. All decisions of the Research Committee will be made by consensus. In the event that no consensus can be reached by the Research Committee with respect to a matter despite the reasonable good faith efforts of the members, then Pfizer will have the right to make the final decision, but shall only exercise such right in good faith after full consideration of the positions of both parties.

2.6.7	Expenses. Each of Pfizer and Archemix will bear all expenses incurred by its respective members participating on the Research Committee.

2.6.8	Research Committee Term. The term of the Research Committee shall commence on the Effective Date and shall terminate on the termination or expiration of the Research Program Term.
2.7	Reports.
2.7.1	Quarterly Reports. At least one week prior to each Research Committee meeting, each party will submit to the Research Committee a written

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

report detailing and evaluating its activities under the Research Plan since the last Research Committee meeting.

2.7.2	Comprehensive Written Reports. A comprehensive written report will be provided by each party to the Research Committee within [***] days after completion of each Research Plan. The report will describe in detail the accomplishments and evaluate the results of Research Plan.
2.8	Exchange of Proprietary Materials. During the term of the Research Plan, the parties will supply to each other samples of Proprietary Materials as required by the Research Plan.

2.9	Laboratory Facility and Personnel. Each party will provide adequate laboratory facilities, equipment and personnel for the work to be done by it in the Research Program.

2.10	Diligence.
(a)	During the Research Program Term, Pfizer and Archemix will each use commercially reasonable efforts to achieve the objectives of the Research Program described in Section 2.1.

(b)	During the Term, Pfizer will use commercially reasonable efforts to develop Optimized Leads and to commercialize Products.

(c)	In the case of Pfizer, commercially reasonable efforts shall include, with respect to the activities of Pfizer (i) during the Research Program Term and (ii) during the development of Optimized Leads and the development and commercialization of Products, the efforts and resources that Pfizer would use if it were researching, developing or commercializing its own pharmaceutical products that are of similar market potential as the Products, taking into account product labeling, present and future market potential, financial return, present and the reasonable anticipated future regulatory environment and competitive market conditions, all as measured by the facts and circumstances at the time such efforts are due.

(d)	In the case of Archemix, commercially reasonable efforts shall include, with respect to the activities of Archemix in the Research Program, the efforts and resources comparable to those undertaken by Archemix in pursuing the research and discovery of product candidates that are not subject to the Research Program and that have similar market potential.
2.11	Responsibilities of Pfizer. Pfizer will have the sole responsibility for the development of the Products following the achievement of OLC for each Program Target, including all preclinical, clinical, regulatory and commercialization activities relating to the Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2.12	Assistance of Archemix. Upon Pfizer’s request, Archemix may, in its sole discretion, provide any technical assistance that Archemix is reasonably capable of providing to enable Pfizer or its sublicensees, to identify, develop, manufacture, sell, offer for sale, or import Products. To the extent such activities are part of the Research Program it shall be provided in accordance with the terms set forth in Section 3.2 and to the extent such technical assistance involves any other matters such as CMC technical expertise, it shall be provided by Archemix upon mutually agreeable terms.
3.	Research Program Payments.
3.1	Technology Access Fee. Within thirty (30) days of the Effective Date, Pfizer shall pay to Archemix a non-refundable, non-creditable technology access fee in the amount of $6,000,000.

3.2	Research Support. At any time during the Research Program Term, Pfizer may request in writing (each, a “Pfizer Research Request”) that Archemix perform, and Archemix may in its sole discretion agree to perform, work within the Research Program above and beyond the work specified in the Example Plan (including without limitation any work agreed to by Archemix pursuant to Section 2.12). In such case, the provisions of Section 3.5 shall apply.

3.3	Development of a Surrogate Aptamer. Upon the decision of the Research Committee, Archemix will develop a Surrogate Aptamer against any Program Target as designated by the Research Committee. For each Surrogate Aptamer so designated, (a) an appropriate research plan will be agreed to by the parties to include such Surrogate Aptamer and (b) Pfizer will pay Archemix $[***] upon initiation of the work, and $[***] upon delivery of the Surrogate Aptamer to Pfizer.
3.4	Research Milestones.
3.4.1	Milestone Events. —

Event	Payment
[***]	$[***]

[***]	$[***]
3.4.2	Payment of Milestones. For each Research Plan, if a Research Milestone listed in Section 3.4.1 is achieved, Pfizer shall pay Archemix the sum noted for that Research Milestone in accordance with Section 7.4. The parties understand and agree that [***] and [***] will be paid by Pfizer per Research Plan.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3.5	Research Payments. If Archemix agrees to perform work pursuant to Section 3.2, the following provisions will apply:
3.5.1	Research Payments. Pfizer shall pay Archemix the aggregate FTE Cost for all FTEs expended by Archemix in activities under this Section 3.5.1, based on the FTE Rate, such payments to be made [***] as agreed to in the Research Plan. At the time(s) agreed to by the parties, Archemix shall provide Pfizer with reconciliation statements that specify the actual number of FTEs used by Archemix.

3.5.2	Audit Rights.
(i)	Records. Archemix shall keep accurate records pertaining to the number of FTEs utilized in the conduct of the Research Plan and in conducting the work requested by Pfizer pursuant to section 3.2. The records shall conform with general accounting principles. The records for each Commitment Year shall be retained by Archemix for at least [***] years from the end of that Commitment Year.

(ii)	Audit Rights. During the Research Program Term and for [***] years thereafter, Pfizer may, at its own expense, appoint an independent, certified public accountant to audit the records kept by Archemix pursuant to Section 3.5.2(i). The accountant shall be reasonably acceptable to Archemix.

(iii)	Notice and Place. Before inspecting the records, Pfizer shall give Archemix not less than [***] days’ written notice. Archemix shall make the records available for the inspection during regular business hours at the place where the records are usually kept.

(iv)	Findings. The accountant’s findings will be reported to both parties and will be binding on the parties.

(v)	Timing and Frequency. Pfizer may only audit the records once each calendar year and may only audit the records for any period once. If, Pfizer does not audit the records of a Commitment Year within [***] years after the end of that year, Pfizer will be deemed to have accepted the accuracy of the records.

(vi)	Confidentiality. All information learned by Pfizer during an inspection will be deemed to be Archemix’s Confidential Information.
3.6	External R&D Costs. In addition to the funding obligations in Section 3 above, Pfizer shall [***] for the payment of [***] third party research and development activity costs (“Third Party Costs”), including, without limitation, [***], incurred by Archemix or Pfizer to the extent set forth in a Research Plan or otherwise

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

approved by Pfizer or the Research Committee. Unless otherwise agreed, Pfizer will reimburse Archemix for [***] such Third Party Costs in accordance with the provisions of Section 7.4.

3.7	Research Plan Discontinuation. In the event of Research Plan Discontinuation as described in Section 2.4.4, and at the time set forth in Section 2.4.4, Pfizer shall[***].

3.8	Exchange of Reports; Information; Updates.
3.8.1	Development Reports. Pfizer shall keep the Archemix regularly informed of the progress of its efforts to develop and commercialize Optimized Leads and Products by providing Archemix with a summary on an annual basis regarding milestone events.

3.8.2	Adverse Events. In addition to the updates described in Section 3.8.1, Pfizer will endeavor to advise Archemix of any adverse event believed to have class effects prior to public disclosure of same.

3.8.3	Product Recalls. In the event that any regulatory authority issues or requests a recall or takes similar action in connection with a Product, Pfizer will endeavor to provide Archemix with notice prior to public disclosure of same.

3.8.4	No Breach Event. For purposes of clarity, the failure of Pfizer to comply with Section 3.8.2 or 3.8.3 shall not constitute a Breach Event for purposes of this Agreement.
4.	Treatment of Confidential Information.
4.1	Disclosure.
4.1.1	Except as provided in Sections 4.1.2, 4.1.3, 4.1.4 and 4.1.5 below, a party may not disclose and will cause its Affiliates and sublicensees not to disclose, to a third party the following information without the written permission of the other party:
(a)	the other party’s Confidential Information;

(b)	the other party’s Program Technology; or

(c)	the terms of this Agreement.
4.1.2	If a party is required by Applicable Laws to disclose information described in Section 4.1.1, it shall use commercially reasonable efforts to give the other party prompt notice and cooperate with the other party if the other party seeks — at its expense — a protective order; provided, that, a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

party may, without the other party’s permission, disclose such information that its legal counsel reasonably advises it is required to disclose or if the other party either waives compliance with Section 4.1.1 or fails to timely obtain such protective order.

4.1.3	Each of Pfizer and Archemix may disclose the other’s Confidential Information (a) to its respective officers, employees, board of directors and consultants who participate in the Research Program; (b) to investors and potential investors and agents who are bound by contract to maintain the information in confidence and not to use such information except as expressly permitted hereunder; (c) on a need-to-know basis to such other party’s legal and financial advisors, (d) as reasonably necessary in connection with an actual or potential debt or equity financing of such other party or (e) for any other purpose with the other party’s written consent, not to be unreasonably withheld, conditioned or delayed.

4.1.4	A party may disclose the information described in Section 4.1.1 to a third party: (a) for use under a sublicense that the party is entitled to grant under this Agreement; or (b) approved in advance in written form by the parties to provide services to support the Research Program. The third party shall be bound by contract to maintain such information in confidence on the same terms as are set forth in this Section 4.
4.2	Use. Pfizer and Archemix may use, and will cause its Affiliates and sublicensees to use, the other’s Confidential Information only as permitted by this Agreement.

4.3	Measures. Each of Pfizer and Archemix will use the same measures to protect the other’s Confidential Information as it uses to protect its own Confidential Information. Each party shall ensure that each of its officers, employees, directors, consultants, investors, potential investors and consultants that will have access to the other’s Confidential Information are bound by contract to maintain the information in confidence.

4.4	Return of Information. After termination of this Agreement, a party will return or destroy all copies of the other’s Confidential Information and Proprietary Materials when requested by the other party; provided, that, one copy of such Confidential Information may be kept so that the party can monitor its continuing obligations under this Agreement. All such Confidential Information and Proprietary Materials will be returned within [***] days of the request.

4.5	Publication. The results of the Research Program may be published as part of a scientific presentation or publication after scientific review by the Research Committee if neither Archemix nor Pfizer — acting reasonably — disapproves the publication in writing:
(a)	within [***] days of receipt of the proposed publication if it is a manuscript; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b)	within [***] days of receipt of the proposed publication if it is an abstract or transcript to be included in the proceedings of a scientific meeting.
Notwithstanding the foregoing, each party shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.

4.6	Duration. The obligations of this Section 4 will end [***] years after the termination or expiration of the Research Program.

4.7	Other Information. The restrictions in this Section 4 do not apply to information that (a) as of the date of disclosure, it is known to the receiving party or its Affiliates as demonstrated by contemporaneous credible written documentation, other than by virtue of a prior confidential disclosure to such receiving party; (b) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving party; or (c) is obtained by the receiving party from a third party having a right to make such disclosure free from any obligation of confidentiality to the disclosing party.

4.8	Publicity. Notwithstanding anything to the contrary in Section 4, either party may upon written approval of the other party issue a press release with respect to this Agreement as soon as practicable after the Effective Date and either party may make subsequent public disclosure of the contents of such press release without further approval of the other party. After issuance of such press release, except as required by Applicable Laws, neither party shall issue a press or news release or make any similar public announcement related to the Research Program without the prior written consent of the other party.
5.	Restrictions on Proprietary Materials.
5.1	A party may transfer the other party’s Proprietary Materials to a third party:
(a)	for use under a sublicense that the party is entitled to grant under this Agreement; or

(b)	that is approved by the parties to provide services to support the Research Program.
5.2	Otherwise, a party may not transfer the other party’s Proprietary Materials to a third party without the written permission of the other party, which approval shall not be unreasonably withheld.
6.	Intellectual Property Rights; Grant of Licenses.
6.1	Disclosure of Inventions. Each party shall promptly inform the other party about all inventions that its officers, employees, agents or consultants conceive or reduce to practice in the conduct of the Research Program.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6.2	Ownership. Pfizer will own all Pfizer Program Technology, Pfizer Program Patent Rights, Pfizer Background Technology and Pfizer Background Patent Rights, and Archemix will own all Archemix Program Technology, Archemix Program Patent Rights, Archemix Background Technology and Archemix Background Patent Rights. In case of a dispute between Archemix and Pfizer over inventorship and, as a result, whether any particular Technology is Pfizer Program Technology, Pfizer Program Patent Rights, Archemix Program Technology and/or Archemix Program Patent Rights, the parties shall attempt in good faith to resolve such dispute through discussions and shall consider the designation of a U.S. patent counsel to render an opinion with respect to such dispute who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the parties, such patent counsel to be selected by the parties. Expenses of such patent counsel shall be [***] the parties.

6.3	Archemix Research License. Subject to the terms and conditions of this Agreement, Pfizer hereby grants to Archemix, under Pfizer’s rights in Pfizer Background Technology, Pfizer Program Technology, Pfizer Background Patent Rights and Pfizer Program Patent Rights, a nonexclusive, worldwide, royalty-free, perpetual license, including the right to grant sublicenses, to Affiliates, for research purposes. For clarification purposes, this license does not include any right to use Pfizer Background Technology, Pfizer Program Technology, Pfizer Background Patent Rights or Pfizer Program Patent Rights in the sale or manufacture for sale to third parties of products, processes or services.

6.4	Pfizer Research License. Subject to the terms and conditions of this Agreement, Archemix hereby grants to Pfizer, under Archemix’s rights in Archemix Background Technology, Archemix Program Technology, Archemix Background Patent Rights, and Archemix Program Patent Rights, a nonexclusive, worldwide, royalty-free, perpetual license, including the right to grant sublicenses, to Affiliates, for research purposes; provided, that, with respect to Archemix Background Patent Rights and Archemix Program Patent Rights (i) the license granted in this Section 6.4 only includes Patent Rights that cover [***] to [***] in the course of the [***] and (ii) to the extent that Pfizer develops any [***] to [***] such [***] of such [***] under the license granted in this Section 6.4,[***]Pfizer hereby grants to Archemix [***] license, [***], to research, develop, manufacture, use, sell, offer for sale and import products for any and all uses. For clarification purposes, this license does not include the rights to use (a) Archemix Background Technology, Archemix Program Technology, Archemix Background Patent Rights, or Archemix Program Patent Rights in the sale or manufacture for sale of products, processes or services; or (b) the SELEXTM Process or SELEXTM Technology for any purpose.

6.5	Commercial License Granted to Pfizer. Subject to the terms and conditions of this Agreement, Archemix hereby grants to Pfizer an exclusive, royalty-bearing, worldwide license, under the Archemix Background Technology, Archemix

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program Technology, Archemix Background Patent Rights, and Archemix Program Patent Rights, including the right to grant sublicenses as described in Section 6.5.3, to manufacture, use, sell, offer for sale and import Products, but not Diagnostic Products.
6.5.1	Term of License. Unless terminated earlier under this Agreement, the term of the license in Section 6.5 will end on the expiration of the last Royalty Term.

6.5.2	Paid-Up License. Pfizer will have a paid-up, royalty free, non-exclusive license under the grant in Section 6.5 to manufacture, use, sale, offer for sale and import any Product in a country after the expiration of the Royalty Term applicable to such Product in such country.

6.5.3	Sub-Licenses. If Pfizer wishes to grant a sublicense pursuant to this Section 6.5, (a) Pfizer shall guarantee that any sublicensee fulfills all of Pfizer’s obligations under this Agreement; provided, however, that Pfizer shall not be relieved of its obligations pursuant to this Agreement; (b) it shall be a condition of any such sublicense that such sublicensee agrees to be bound by all terms of this Agreement applicable to the commercialization of Products; and (c) Pfizer shall use reasonable efforts to provide advance written notice to Archemix of any such proposed sublicense and following execution thereof, provide copies to Archemix of each such sublicense.
6.6	Discontinued Targets. In the event that Pfizer decides to discontinue pursuit of a particular Program Target with Archemix, then Pfizer shall grant Archemix a non-exclusive, worldwide, royalty-free license, including the right to grant sublicenses, against such Target under all Pfizer’s right, title, and interest in the Pfizer Program Technology and Pfizer Program Patent Rights, to research, develop, manufacture, use, sell, offer for sale and import Aptamers other than Program Aptamers and/or products derived from Aptamers other than Program Aptamers against such Target for any and all uses, except as otherwise provided herein.

6.7	License to Certain Program Patent Rights. Pfizer hereby grants to Archemix a non-exclusive, perpetual, worldwide, royalty-free license under the Pfizer Aptamer-Generic Program Technology and Pfizer Aptamer-Generic Program Patent Rights to research, develop, manufacture, use, sell, offer for sale and import products for any and all uses, except as otherwise provided herein.

6.8	Joint Technology Rights. The parties will [***] Joint Aptamer-Generic Program Technology and Joint Aptamer-Generic Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Law, except to the extent exclusively licensed to one party under this Agreement, the parties hereby agree that either party may use or license or sublicense to Affiliates or third parties [***] Joint Aptamer-Generic Program Technology and/or Joint Aptamer-Generic

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program Patent Rights [***] the other party, [***] and [***] the other party, except as otherwise provided under this Agreement.
7.	Payments. In addition to Pfizer’s payment obligations set forth in Section 3 and in return for Archemix’s contribution to the development of Program Patent Rights and Program Technology under this Agreement, Pfizer will make the following non-refundable payments to Archemix within [***] days after the occurrence of each of the following milestone events:
7.1	Milestone Payments. If a Product achieves a Milestone Event described in this Section 7.1, Pfizer will pay Archemix the sum noted for that milestone on a Target-by-Target basis, unless: (a) [***] and [***] Archemix; or (b) [***] [***].
Milestones

Milestone
Event	Payment ($)
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
7.2	Skipped Milestones. In the event that one or more of the above milestones for a Product is skipped but a subsequent milestone is achieved for the same Product, the amounts payable for the skipped milestones [***] the payment of the next milestone.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.3	Royalties on Net Sales. Pfizer will pay Archemix a royalty of [***] ([***]%) percent of Annual Net Sales of each Product in each country until the expiration of the Royalty Term for such Product.
7.3.1	End of Royalties. Pfizer’s obligation to pay Royalties will end in each country upon expiration of the Royalty Term for such Product.

7.3.2	Deduction of Creditable Milestones from Royalty Payment. The full sum of all milestone payments paid by Pfizer with respect to a Product (“Credit”) as listed in Section 7.1 above shall be deducted from the Royalty payments made with respect to that Product subject to the following conditions:
(a)	in any Pfizer Quarter, the Royalty payment shall not be reduced by this Credit by more than [***]% of the Royalty payment otherwise due; and

(b)	any remaining outstanding Credit [***] until such Credit has been fully paid.
7.3.4	Currency Conversion. All Royalties will be computed and paid in U.S. dollars. Conversion of sales recorded in currencies other than the U.S. dollar to U.S. dollar for the purposes of computing the Royalty rate to be applied as well as the amount of Royalties due will be performed in a manner consistent with Pfizer’s normal practices used to prepare its audited financial statements for external reporting purposes; provided that (a) such practices use a widely accepted source of published exchange rate and (b) Pfizer provides Archemix with written notice of the method and source of conversion at the time of such payment.
7.4	Payment.
7.4.1	Unless otherwise specified herein, all payments specified herein will be made in U.S. currency within [***] days of receipt of invoice.

7.4.2	Royalty payments on Net Sales will be made within [***] days after the end of each Pfizer Quarter in which the Net Sales are made by Pfizer or any sublicensee. These payments shall be accompanied by a statement showing:
(a)	the Net Sales of each Product by Pfizer or any sublicensee of Pfizer in each country;

(b)	the basis of any deduction from Net Sales;

(c)	the applicable Royalty rate for the Product; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(d)	a calculation of the amount of Royalty due, including any offsets.
7.5	Tax Matters.
7.5.1	Tax Cooperation. The parties hereby agree to provide reasonable assistance and cooperation and to produce on a timely basis any reports or other information in connection with any payments made by Pfizer to Archemix for purposes of allowing the other party to effectively comply with the reporting requirements of the various taxing jurisdictions, to obtain refunds of any taxes paid or withheld in those jurisdictions, or to otherwise allow Archemix to claim such payment of taxes. Each party further agrees to extend such assistance and cooperation to the other party, at the other party’s expense, in connection with any official or unofficial inquiries or audits by such taxing jurisdictions relating to any payments made by Pfizer under this Agreement.

7.5.2	Tax Matters. The parties agree that under any applicable U.S. law or regulation if any of the payments made by Pfizer in connection with this Agreement are subject to withholding taxes such payments made by Pfizer shall be reduced by the amount of tax required to be withheld and Pfizer shall pay the amount of such taxes pursuant to the applicable law or regulation. The parties further agree that if any applicable law or regulation of any jurisdiction other than the United States requires the withholding or payment of any taxes by Pfizer or any of its sublicensees on Net Sales pursuant to Section 8.4, any such taxes required to be paid or withheld shall be an expense to be borne by Archemix and under no circumstances shall Pfizer become liable for any further payments under the Agreement due to any taxes required to be deducted, withheld, or paid. Under such circumstances Pfizer shall withhold or pay such amounts on behalf of Archemix and provide Archemix with an official tax certificate or other evidence of such tax obligation along with proof of payment unless under the applicable laws or regulations such payments can lawfully be avoided.
7.6	Records and Inspection.
7.6.1	Records. Pfizer and any sublicensees shall keep accurate records of its Net Sales of each Product. The records shall conform to United States generally accepted accounting principles. The records shall be retained for at least [***] years from the date of each Royalty payment.

7.6.2	Inspection. For [***] years after receiving any Royalty payment, Archemix may, at its own expense, appoint an independent, certified public accountant to inspect and audit the records relevant to this Agreement. The accountant shall be reasonably acceptable to Pfizer.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.6.3	Notice and Place. Before inspecting the records Archemix shall give Pfizer reasonable notice. Pfizer shall make the records available for the inspection during regular business hours at the place where the records are usually retained.

7.6.4	Findings. The accountant’s findings will be [***] on the parties.

7.6.5	Timing and Frequency. Archemix may only inspect or audit the records once each calendar year and may only inspect or audit the records for any Royalty payment once. If Archemix does not inspect or audit the records for a Royalty payment within [***] years of the payment being made, Archemix will be deemed to have accepted the accuracy of the records.

7.6.6	Confidentiality. All information learned by Archemix during an inspection will be deemed Pfizer’s Confidential Information.

7.6.7	Discrepancies. Any discrepancy will be promptly corrected by a payment or a credit, as appropriate. In the event that the results of such audit reveal an underpayment of [***] percent ([***]%) or more, then all reasonable audit fees will be paid by Pfizer.
8.	Filing, Prosecution and Maintenance of Patent Rights.
8.1	Pfizer.
8.1.1	Pfizer may, at its sole discretion, file, prosecute, maintain and enforce the Pfizer Background Patent Rights and Pfizer Program Patent Rights. Pfizer shall use commercially reasonable efforts to file, prosecute, maintain and enforce the Pfizer Program Patent Rights in those countries and territories in which Pfizer customarily pursues patent protection for products of similar market potential as the Product. At Pfizer’s request, Archemix shall cooperate with Pfizer in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of such Pfizer Program Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable to Pfizer Program Patent Rights. For purposes of clarity, notwithstanding anything to the contrary herein, Pfizer shall have no rights to prepare, file, prosecute and/or maintain any Patent Rights that are Archemix Background Patent Rights or Archemix Program Patent Rights.

8.1.2	If Pfizer abandons or allows to lapse in any country any of the Patent Rights comprising issued patents covering any Pfizer Program Technology, and such Patent Rights would reasonably have provided market exclusivity for the Product, Pfizer shall continue to pay Archemix

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the royalties specified in Section 7.3 on Net Sales of Products in such country.
8.2	Archemix.
8.2.1	Archemix may, at its sole discretion, file, prosecute, maintain and enforce the Archemix Background Patent Rights, Archemix Program Patent Rights and Joint Aptamer-Generic Patent Rights.

8.2.2	If Archemix decides to abandon or to allow to lapse any of the Patent Rights covering any Archemix Aptamer-Generic Patent Rights or Joint Aptamer-Generic Patent Rights, it shall inform Pfizer of such decision promptly and, in any event, so as to provide Pfizer a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region. Pfizer shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, through patent counsel or agents of its choice, which shall be at Pfizer’s sole expense. Pfizer shall not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of such responsibility under this Section 8.2.2, Archemix shall promptly deliver to Pfizer copies of all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for Pfizer to assume such responsibility.

8.2.3	If Archemix decides to abandon or to allow to lapse any of Archemix Background Patent Rights that contain one or more claims covering a Program Aptamer, it shall inform Pfizer of such decision promptly. Pfizer shall have the right, by providing Archemix written notice within [***] days of receipt of Archemix’s notice, to have Archemix continue to prosecute such claims [***].
8.3	Archemix and Pfizer. Each party will, at the filing party’s cost, cooperate with the filing party’s reasonable requests in support of the filing, prosecution, maintenance and enforcement of Pfizer Program Patent Rights and Archemix Program Patent Rights. This will include:
(a)	Giving the filing party access to invention records in its possession with respect to Pfizer Program Patent Rights and/or Archemix Program Patent Rights.

(b)	Executing, and procuring its employees, officers, agents and consultants to execute assignment and other documents with respect to Pfizer Program Patent Rights and/or Archemix Program Patent Rights.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c)	Facilitating meetings with its employees, officers, agents and consultants with respect to Pfizer Program Patent Rights and/or Archemix Program Patent Rights.

(d)	Cooperate with the filing party and signing all documents requested by the filing party in connection with obtaining patent extensions under 35 U.S.C. Section 156 and foreign counterparts with respect to Pfizer Program Patent Rights and/or Archemix Program Patent Rights.
8.4	Enforcement of Program Patent Rights.
8.4.1	Enforcement of Pfizer Program Patent Rights. In the event that either party becomes aware of a suspected infringement of any Pfizer Program Patent Rights, such party shall notify the other party promptly, and following such notification, the parties shall confer. Pfizer shall have the sole right, but shall not be obligated, to bring an infringement action or to defend such proceedings at its own expense, in its own name and entirely under its own direction and control. Pfizer shall keep Archemix reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. Archemix shall assist Pfizer, upon request, in taking any action to enforce any such Pfizer Program Patent Rights and shall join in any such action if deemed to be a necessary party. [***] costs, including without limitation [***], relating to such legal proceedings or other action shall be borne [***]

8.4.2	Enforcement of Archemix Program Patent Rights.
(a)	In the event that either party becomes aware of a suspected infringement by a third party of any Archemix Program Patent Rights or Archemix Background Patent Rights and such potential infringement or claim relates to a Product, such party shall notify the other party promptly.

(b)	If the suspected infringement is with respect to Archemix Aptamer-Generic Patent Rights then, following such notification, Archemix shall have the sole right but not the obligation to enforce such claim. Archemix shall keep Pfizer reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. Pfizer shall assist Archemix, upon request, in taking any action to enforce any such Archemix Aptamer-Generic Patent Rights and shall join in any such action if deemed to be a necessary party. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by Archemix.

(c)	If the suspected infringement is with respect to any other Archemix Program Patent Rights then, following such notification, Archemix

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall have the sole right but not the obligation to enforce such claim.

(d)	If the suspected infringement is with respect to any Archemix Background Patent Rights that covers a Product, Archemix shall have the sole right but not the obligation to enforce such Patent Rights. If Archemix does not take commercially reasonable steps to abate the infringement of such Patent Rights within [***] days from any infringement notice, then Pfizer may, by providing written notice to Archemix within [***] days thereafter, request that Archemix enforce such Patent Rights. If Archemix agrees, [***], to enforce such Patent Rights, it shall bring suit at Pfizer’s sole expense.
8.4.3	Enforcement of Joint Aptamer-Generic Patent Rights. In the event of an infringement of a Joint Aptamer-Generic Patent Right, the parties shall enter into good faith discussions as to whether and how to eliminate the infringement. Each party shall bear [***] of the cost of any action, suit or proceeding instituted under this Section 8.4.3. An [***] of all amounts recovered shall be received by each party. If the parties are unable to determine whether and how to institute an action, suit or proceeding for infringement of any such Joint Aptamer-Generic Patent Right, either party shall have the right to prosecute such Infringement, in which event that party shall [***] the expense and be entitled to retain [***] that it recovers. Each party shall have the right to be represented by counsel of its own selection in any action, suite or proceeding instituted under this Section 8.4.3 by the other party. If a party lacks standing and the other party has standing to bring any such action, suit or proceeding, then the party with standing shall bring such suit at the request and expense of the other party.
8.5	Defense of Claims. In the event that any action, suit or proceeding is brought against either party or any Affiliate or sublicensee of either party alleging the infringement of the Technology or Patent Rights of a third party by reason of (i) the use of [***] and/or [***] in the Research Program or any Product [***] of any [***]to the [***] to [***] the [***], (ii) the development of any Early Lead or Optimized Lead, including without limitation the manufacture, use or sale, of any Product or (iii) the use of a Program Target: (a) Pfizer shall have the obligation to defend such action, suit or proceeding [***]; (b) Archemix or any of its Affiliates or sublicensees shall have the right to separate counsel [***] in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against Archemix or any of its Affiliates or sublicensees, such party may elect to defend itself [***]; and (c) the parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. In the event that any action, suit or proceeding is brought against either party or any Affiliate or sublicensee of either party alleging the infringement of the Technology or Patent Rights of a third party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

by reason of the use of the [***] or the use of the [***] in [***] or [***] on the [***] of [***] in the conduct of the Research Program: (a) Archemix shall have the obligation to defend such action, suit or proceeding [***]; (b) Pfizer or any of its Affiliates or sublicensees shall have the right to separate counsel [***] in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against Pfizer or any of its Affiliates or sublicensees, such party may elect to defend itself [***] and (c) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Each party shall provide the other party with prompt written notice of the commencement of any such suit, action or proceeding, or of any allegation of infringement of which such party becomes aware, and shall promptly furnish the other party with a copy of each communication relating to the alleged infringement that is received by such party. In no event shall either party settle or otherwise resolve any such action, suit or proceeding brought against the other party or any of its Affiliates or sublicensees without the other party’s prior written consent.
9.	Acquisition of Rights from Third Parties.
9.1.1	During the Research Program Term, each party will notify the other party of any opportunities, of which such party is aware, to obtain Technology from a third party that may be useful to the Research Program. The parties will discuss in good faith if the Technology should be obtained and, if so, on what terms and by which party.

9.1.2	Pfizer will be responsible for [***] third party patent costs applicable to the obtaining of Technology or Patent Rights related to the Program Target and any Proprietary Chemistries related thereto, if any. Any licenses granted under such third party Technology or Patent Rights [***] sublicensed to Archemix [***] the applicable Research Plan; otherwise, Archemix will [***] such third party license. Archemix will be responsible for [***] third party patent costs applicable to the obtaining of Technology or Patent Rights related to the use of the SELEX™ Process. With respect to any Patent Rights not covered by the foregoing sentences, if either party believes that there exists an issued third party patent in the absence of a license to which the conduct of the Research Program, the development of a Early Lead or Optimized Lead or the commercialization of a Product would infringe a valid claim under such third party patent (a “Blocking Third Party Patent”), it shall notify the Research Committee and the other party. The Research Committee shall discuss in good faith whether, and on what terms, a Blocking Third Party Patent should be licensed for the purposes of this Agreement. If, in making any such decision, Archemix concludes that a license to such Blocking Third Party Patent is not necessary and Pfizer disagrees with such decision, Pfizer shall have the right to enter into a license for itself under such Blocking Third Party Patent. Any licenses obtained by Pfizer under such Blocking Third Party Patent [***] sublicensed to Archemix [***] the applicable Research Plan; otherwise, Archemix will [***] such license to any such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Blocking Third Party Patent.

9.1.3	Notwithstanding the foregoing, this Section 9 shall not prohibit or restrict either party from entering into agreements with one or more third parties with respect to any such Technology.
10.	Term, Termination and Disengagement.
10.1	Term.
10.1.1	Unless sooner terminated or extended, the term of the Research Program (the “Research Program Term”) will end on the later of:
(a)	three (3) years from acceptance of the third Target by Archemix; or

(b)	three (3) years from the Effective Date.
10.1.2	Unless sooner terminated, the term of this Agreement will continue until the end of the Research Program Term and, if Pfizer is developing an Optimized Lead or commercializing a Product as of the end of the Research Program Term, thereafter until (a) such time as Pfizer is no longer developing at least one (1) Optimized Lead or (b) if Pfizer is commercializing a Product, such time as all Royalty Terms for all Products have ended, unless earlier terminated in accordance with the provisions of this Article 10 (the “Term”).
10.2	Breach Events. The following will be breach events (“Breach Events”):
(a)	Any material representation or warranty of a party under this Agreement proves to have been incorrect in any material respect when made.

(b)	A party fails in any material respect to perform or observe any term of this Agreement, but only if the failure remains un-remedied for [***] days after written notice from the other party.
10.3	Termination. If a party is responsible for a Breach Event, the other party may terminate this Agreement immediately by giving written notice detailing the nature of the breach.

10.4	Effect of Termination.
10.4.1	Termination by Pfizer. If this Agreement is terminated by Pfizer pursuant to Section 10.2, the license granted by Archemix to Pfizer pursuant to Section 6.4 shall survive and the license granted by Archemix to Pfizer pursuant to Section 6.5 shall survive solely as applied to Products being commercialized by Pfizer as of the effective date of termination or derived from Early Leads and Optimized Leads being developed by Pfizer as of the effective date of termination, if any, in each case subject to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Pfizer’s continued payment of all milestone, Royalty and other payments under and in accordance with this Agreement with respect thereto.

10.4.2	Termination by Archemix. If this Agreement is terminated by Archemix pursuant to Section 10.2 (a) for a Breach Event with respect to a failure to pay, all licenses granted to Pfizer under Section 6 to any Early Leads, Optimized Leads and Products as of the effective date of termination, if any, shall immediately terminate and (b) for any other Breach Event, the license granted by Archemix to Pfizer pursuant to Section 6.4 shall survive solely as applied to Early Leads and Optimized Leads being developed by Pfizer as of the effective date of termination, if any, and the license granted by Archemix to Pfizer pursuant to Section 6.5 shall survive solely as applied to Products being commercialized by Pfizer as of the effective date of termination or derived from Early Leads and Optimized Leads being developed by Pfizer as of the effective date of termination, if any, in each case subject to Pfizer’s continued payment of all milestone, Royalty and other payments under and in accordance with this Agreement with respect thereto.
10.5	Dispute. If a dispute arises between Archemix and Pfizer under this Agreement, the responsible parties agree to negotiate in good faith for [***] days to seek resolution to such dispute before initiating legal proceedings. Nonetheless, each party reserves the right to seek any remedy available under Applicable Laws to resolve any such dispute. For the avoidance of doubt, Pfizer shall have all decision making authority regarding the research, development, and commercialization of Products. However, under no circumstances shall Archemix be required to perform work outside the scope of the Research Plan or incur costs beyond those provided for in this Agreement or the Research Plan.
10.6	Disengagement and Survival.
10.6.1	Termination of this Agreement will not terminate the confidentiality obligations under Section 4.

10.6.2	Termination will not prejudice:
(a)	any terms which contemplate performance after termination;

(b)	a party’s right to receive any payments accrued under Sections 3 and 7; or

(c)	any other remedies which either party may otherwise have.
11.	Representations and Warranties.
11.1	Each of Archemix and Pfizer represents and warrants to the other as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(a)	it is a corporation duly organized, validly existing and is in good standing under the laws of the State of Delaware;

(b)	it is qualified to do business and is in good standing in each jurisdiction in which it conducts business;

(c)	it has all the power and authority to conduct its business as now being conducted;

(d)	it has all power and authority to enter into and perform this Agreement;
11.2	This Agreement has been duly authorized by all necessary corporate action and will not:
(a)	require the consent of its stockholders;

(b)	violate any Applicable Laws;

(c)	violate its certificate of incorporation or by-laws; or

(d)	breach any material agreement, permit or other instrument that binds it or its assets.
11.3	It does not owe an obligation to a third party that conflicts with this Agreement.

11.4	It has sufficient rights in its tangible and intangible assets to perform this Agreement and except as disclosed to Pfizer and Archemix has no knowledge that a third party disputes these rights.

11.5	OTHER THAN EXPRESSLY STATED HEREIN AND WITH RESPECT TO MAKING, USING, SELLING, OFFERING FOR SALE, OR IMPORTING ANY TANGIBLE GOODS TRANSFERRED UNDER THIS AGREEMENT, ARCHEMIX MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

11.6	No Warranty of Success. Nothing contained in this Agreement shall be construed as a warranty on the part of either party that (a) the Research Program will yield any Early Lead or Optimized Lead or will yield a Product or otherwise be successful or (b) the outcome of the Research Program will be commercially exploitable in any respect.

11.7	Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT AS SET FORTH IN SECTION 14, NEITHER

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

11.8	Acknowledgment of Pfizer. Pfizer acknowledges that the licenses granted to Pfizer hereunder are subject to certain limitations and restrictions set forth in the Archemix-Gilead License Agreement and the URC License Agreement and agrees that Pfizer shall comply with the applicable terms of the Archemix-Gilead License Agreement and the URC License Agreement that Archemix is subject to thereunder. Pfizer hereby acknowledges and agrees and covenants that (a) it will not use the SELEX™ Process or the SELEX™ Technology as described in the SELEX™ Portfolio for any reason, including without limitation (i) to research, make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostic Products, In Vivo Diagnostic Product Agents, Radio Therapeutics or Aptamer-Antidote Products or (ii) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell any Aptamer other than a Program Aptamer; (b) under the Archemix-Gilead License Agreement and under the URC License Agreement, Archemix’ rights in the SELEX™ Process or the SELEX™ Technology as described in the SELEX™ Portfolio may revert to Gilead if Archemix, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX™ Process or the SELEX™ Technology; (c) in the event of any termination of the URC License Agreement, the licenses granted to Pfizer hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, Pfizer is not then in breach of this Agreement and Pfizer agrees to be bound to UTC as the licensor under the terms and conditions of the URC License Agreement as described in the SELEX™ Portfolio and (d) in the event of any termination of the Archemix-Gilead License Agreement, the licenses granted to Pfizer hereunder shall remain in full force and effect in accordance with Section 2.4 of the Archemix-Gilead License Agreement; provided, that, Pfizer agrees to be bound to Gilead as the licensor under the terms and conditions of the Archemix-Gilead License Agreement and provided that if the termination of the Archemix-Gilead License Agreement arises out of the action or inaction of Pfizer, Gilead, at its option, may terminate such license. Notwithstanding the foregoing, the parties acknowledge that solely to the extent that Pfizer has a valid license to the Technology covered by the Archemix-Gilead License Agreement and the URC License Agreement, the Archemix-Gilead License Agreement and the URC License Agreement do not prevent Pfizer from working on Aptamers for Program Targets outside of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12.	Covenants.
12.1	Covenants by Both Parties. During the Term of this Agreement, each of Archemix and Pfizer will:
(a)	preserve its corporate existence; provided, that, nothing in this Agreement shall be construed to mean Archemix’s continued existence in a new form resulting from a merger, acquisition or Change of Control would be a breach of this Agreement;

(b)	remain qualified to do business in good standing in each jurisdiction in which it conducts business;

(c)	maintain the rights in its tangible and intangible assets needed to perform this Agreement;

(d)	not accept an obligation to a third party that would prevent the performance by such party of its obligations under this Agreement; and

(e)	comply in all material respects with the requirements of all Applicable Laws.
12.2	Covenants of Archemix. During the Term of this Agreement, Archemix shall provide Pfizer with prompt written notice in the event that it enters into any amendment to the Archemix-Gilead License Agreement that would materially increase the obligations of Pfizer as a sublicensee upon termination of the Archemix-Gilead License Agreement. In addition, during the Term of this Agreement, Archemix will not enter into any agreement or amend any existing agreement with a third party that would prevent Pfizer from working on any Aptamers for Program Targets utilizing the Technology and Patent Rights licensed hereunder.
13.	Change of Control. Upon each occurrence of a Change of Control, Archemix shall notify Pfizer within five days after of the public announcement of the Archemix Change of Control. Following receipt of any such notice Pfizer may, by notifying Archemix in writing, elect to terminate any one or more of its obligations under the Research Program.

14.	Indemnification by Pfizer.
14.1	Indemnity.
14.1.1	Archemix. Pfizer will indemnify, defend and hold harmless Archemix, and its Affiliates, and their officers, directors, shareholders, employees, agents and representatives, (“Archemix Indemnified Parties”) against all liability and costs resulting from any third party claim made against and Indemnified Party arising from:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(a)	Pfizer’s breach of any of its representations, warranties or covenants in Section 12; or

(b)	Pfizer’s research or development of any Early Lead or Optimized Lead and/or Product or the manufacture, sale, offer for sale, use or import of any Product.
14.1.2	Indemnification of [***] and [***] by Pfizer. To the extent required by the [***] Agreement, Pfizer shall indemnify, defend and hold harmless [***] and [***] and any of their respective directors, officers, employees and agents (each, a “[***]), from and against any damages that are incurred by a [***] as a result of any third party claims, to the extent such claims arise out of the development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Pfizer or its Affiliates or sublicensees of any Program Aptamers or Products.
14.2	Control. On receipt of notice of the claim, the Archemix Indemnified Party shall:
(a)	promptly notify Pfizer;

(b)	permit Pfizer, at its cost, to handle and control the claim; but, the Indemnified Party will have the right to participate in the defense of the claim at its own expense; and

(c)	give Pfizer, at its cost, all reasonable assistance in Pfizer’s handling of the claim.
14.3	Exclusions. This indemnity will not apply to the extent any claim arises out of an Archemix Indemnified Party’s [***] negligence, willful misconduct or breach of any term, representation, warranty or covenant in this Agreement.
15.	Indemnification by Archemix.
15.1	Indemnity. Archemix will indemnify, defend and hold harmless Pfizer and its Affiliates, and its or their officers, directors, shareholders, employees, agents and representatives (“Pfizer Indemnified Parties”) against all liability and costs resulting from any third party claim made against an Indemnified Party arising from Archemix’s breach of any of its representations, warranties or covenants in Section 12.

15.2	Control. On receipt of notice of the claim, the Pfizer Indemnified Party shall:
(a)	promptly notify Archemix;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b)	permit Archemix, at its cost, to handle and control the claim; but, the Pfizer Indemnified Party will have the right to participate in the defense of the claim at its own expense; and

(c)	give Archemix, at its cost, all reasonable assistance Archemix’s handling of the claim.
15.3	Exclusions. This indemnity will not apply to the extent any claim arises out of a Pfizer Indemnified Party’s negligence, willful misconduct or breach of any term, representation, warranty or covenant in this Agreement.
16.	Notices. All notices will be in writing and sent by certified mail, return receipt requested, courier, or telefacsimile to the addresses noted below. Notices will be deemed on the date of receipt.

If to Pfizer:	Pfizer Global R&D Headquarters
50 Pequot Avenue
New London, CT 06320
Attn.: President, PGRD
Copy to: General Counsel, PGRD

If to Archemix:	Archemix Corp.
300 Third Street
Cambridge, MA 02142
Tel: (617) 621-7700
Fax: (617) 621-9300
Attention: Chief Executive Officer
Attention: General Counsel

With a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky
and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: John J. Cheney, Esq.
Tel: (617) 542-6000
Fax: (617) 542-2241
17.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.	Miscellaneous.
18.1	Binding Effect. This Agreement is binding upon and inures to the benefit of a party’s legal representatives, successors and permitted assigns.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

18.2	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original.

18.3	Amendment. This Agreement may only be amended or canceled in writing and signed by both parties.

18.4	Waiver. A party’s compliance with the terms of this Agreement may only be waived by written notice from the other party. Unless stated otherwise a waiver will not be deemed an ongoing waiver. The delay or failure of a party to require performance of a term of this Agreement will not prevent the party from enforcing the term later.

18.5	Third Party Beneficiaries. Except as set forth in Section 14.1.2, no third party has any rights under this Agreement.

18.6	Relationship. The parties are independent contractors. This Agreement does not create a partnership between the parties or any third party.

18.7	Assignment and Successors. A party may not assign this Agreement without the permission of the other party. But, a party may, without the permission of the other party, assign this Agreement to:
(a)	an Affiliate;

(b)	any purchaser of all or substantially all of its assets to which this Agreement relates; or

(c)	any successor corporation resulting from any merger or consolidation of such party with or into such corporation.
18.8	Force Majeure. A party will not be in breach or liable for any failure of delay of its performance of this Agreement caused by reason of Force Majeure.

18.9	Severability. If any provision of this Agreement is invalid or is unenforceable, the parties intend that the remainder of the Agreement will be unaffected.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SIGNED BY:

PFIZER INC	ARCHEMIX CORP

By:	By:
Title:	Title:
Date:	Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPENDIX A
List of Definitions.
These Definitions apply to the
Collaborative Research and Services Agreement
Between
Pfizer Inc
and
Archemix Corp.
“Acceptance” means: (a) with respect to an IND, thirty (30) days from the date such IND is received by the FDA if no clinical hold is issued by the FDA with respect thereto or, to the extent issued, such later date on which such IND is no longer subject to that clinical hold; (b) with respect to an NDA, sixty (60) days from the date such NDA is received by the FDA if no refuse-to-file order is issued by the FDA or, to the extent issued, such later date on which the deficiencies referred in such refuse-to-file notice are corrected or the NDA is otherwise deemed “filed” by the FDA; and (c) with respect to an E5 Country or Japan the equivalent of the above or any other action or non-action that allows a party to proceed with a clinical trial or product launch.
“Affiliate” means with respect to a party, any legal entity:
(a)	that owns, directly or indirectly, at least 50% of the voting securities of the party;

(b)	that has at least 50% of its voting securities owned, directly or indirectly, by the party;

(c)	at least 50% of its voting securities is owned, directly or indirectly, by a legal entity that owns, directly or indirectly, at least 50% of the voting securities of the party;

(d)	that is a partnership in which the party is a general partner;

(e)	that has an agreement pursuant to which the party has the right to control the governing body of such legal entity.
“Annual Net Sales” means, with respect to any Pfizer Year, the aggregate amount of the Net Sales for such Pfizer Year.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-1

“Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of regulatory authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and apply to a particular activity hereunder.
“Aptamer” means any oligonucleotide that binds with high specificity and affinity to a Target through means other than Watson Crick base pairing.
“Aptamer-Antidote Product” means a product that contains an Aptamer with [***] and that has as [***], a [***] that has [***] wherein “[***]” means the [***] and/or [***] and “[***]” means the [***] or [***].
“Aptamer-Specific Patent Rights” means Patent Rights that cover only Aptamer-Specific Program Technology.
“Aptamer Generic Program Technology” means any Program Technology that is not (a) Aptamer-Specific Program Technology; (b) covered by subsection (a) of the definition of Archemix Program Technology or (c) covered by subsection (a) of the definition of Pfizer Program Technology.
“Aptamer-Specific Program Technology” means any Program Technology that relates specifically and solely to (i) any Program Aptamer or (ii) the manufacture, formulation, delivery or use of a Program Aptamer.
“Archemix Aptamer-Generic Patent Rights” means Patent Rights that cover Archemix Aptamer-Generic Program Technology.
“Archemix Aptamer-Generic Program Technology” means any Aptamer-Generic Program Technology conceived or first reduced to practice solely by Archemix or its officers, employees, agents or consultants.
“Archemix Background Technology” means any Technology that is used by Archemix, or provided by Archemix for use, in the Research Program that is (a) Controlled by Archemix as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, Archemix after the Effective Date other than in the conduct of the Research Program and without the use in any material respect of any Pfizer Background Technology or Pfizer Program Technology. For purposes of clarity, Archemix Background Technology shall include the SELEX™ Process and SELEX™ Technology as of the Effective Date.
“Archemix Background Patent Rights” means the Patent Rights covering Archemix Background Technology, including without limitation the Patent Rights listed in Appendix D.
“Archemix-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and Archemix dated October 21, 2001, as amended.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-2

“Archemix Materials” means any Proprietary Materials that are Controlled by Archemix and used by Archemix, or provided by Archemix for use, in the Research Program. For purposes of clarity, Archemix Materials shall not include Program Aptamers provided by Archemix for use in the Research Program.
“Archemix Program Technology” means (a) any Program Technology that is an improvement to, or otherwise directly relates to, the SELEX™ Process and/or SELEX™ Technology and (b) Archemix Aptamer-Generic Program Technology but not Joint Aptamer Generic Program Technology.
"Archemix Program Technology Patent Rights” means all Patent Rights that contain one (1) or more claims that cover Archemix Program Technology.
“Change of Control” means that any of the following has occurred or Archemix (or any successor or assign) enters into an agreement providing for:
(a)	any Major Company becoming the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the voting securities of Archemix (or any successor or assign);

(b)	Archemix enters into an agreement with any Major Company providing for the sale or other disposition of all or substantially all of the assets of Archemix (or successor or assign);

(c)	a consolidation or merger of Archemix with a Major Company that results in the shareholders of Archemix (or any successor or assign) immediately before the occurrence of the consolidation or merger beneficially owning, in the aggregate, less than fifty percent (50%) of the voting securities of the surviving entity immediately after consolidation or merger; or

(d)	a change in Archemix’s (or any successor’s or assign’s) Board of Directors occurs with the result that the majority of members of the Board are representatives or appointed by a Major Company.
“Commitment Year” means each one-year period following the Effective Date.
“Confidential Information” means all information about a party’s Technology or that is otherwise disclosed by a party in writing to the other party and that is (a) with respect to any written disclosure, designated as confidential in writing at the time of disclosure or (b) with respect to oral disclosure, is designated as confidential by written confirmation within thirty (30) days or (c) otherwise customarily considered to be confidential information.
“Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any third party and without violating any Applicable Laws and (b) with respect to Proprietary Materials, the possession by a party of the right to supply such Proprietary Materials to the other party as provided herein without the payment of additional consideration to, and without violating the terms of, any agreement or arrangement with any third party, and without violating any Applicable Laws.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-3

“Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
“Diagnostic Product” means In Vitro Diagnostic Products, In Vivo Diagnostic Product Agents and any product used for Diagnosis in vitro. For purposes of clarity, the term Diagnostic Product shall not include the delay of, onset, or progression of, or treatment or prevention of, an indication.
“E5 Country” means any of the following: [***].
“Early Lead” means (a) [***] Aptamer [***] that is [***] in the [***]of the [***] or [***] Aptamer [***] in the [***] of the [***] that [***] and (b) [***] by the [***] as an Early Lead.
“Early Lead Milestone” means acceptance by the Research Committee of the achievement of ELC. Payment of an Early Lead Milestone (once per Research Plan) by Pfizer to Archemix, shall be a condition of the initiation of the Lead Optimization phase of the Research Plan. ELC may be modified or waived to trigger payment of the corresponding milestone and enable progression of the collaboration project into the next phase of research.
“Effective Date” means the date first set forth above.
“ELC, OLC and TPP Selection Factors” means the factors that will be considered in selecting the ELC, OLC and TPP. ELC Selection Factors and OLC Selection Factors will be defined on a Program Target-specific basis, reflecting the particular constraints for each Program Target including:
•	[***]

•	[***] of the Program Target for [***]

•	Program Target [***]

•	[***]
The ELC will include the following types of requirements for Early Leads :
•	[***] for Program Target [***] is [***]

•	Aptamer [***] Program Target [***] in [***] with an [***] and an [***].

•	Aptamer [***] Program Target [***] and [***] for the [***].

•	Aptamer can be [***] using [***] with [***].
The ELC will not include requirements related to [***], or [***] at the Early Lead stage may be [***] than at Optimized Lead stage given [***] in both that are [***].
The OLC will include the following types of requirements for Optimized Leads:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-4

•	[***] for Program Target [***] is [***].

•	Aptamer [***] target [***] in [***] with an [***] and an [***].

•	Aptamer [***] Program Target [***] and [***] for the [***].

•	Aptamer [***] appropriate [***] and [***].

•	Aptamers will [***] and [***] of the [***] and [***] with [***], if such [***] is [***] for the [***].

•	Aptamer [***] appropriate [***].

•	Aptamer can be [***] using [***] with [***].

•	Aptamer can be [***] for [***] at [***] and [***] without [***] of [***] and with [***] and [***].

•	Aptamer [***] in [***] is [***] for the [***].
The OLC will not [***] to [***], [***], or [***].
“FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
“Force Majeure” means any occurrence beyond the reasonable control of a party that (a) prevents or substantially interferes with the performance by such party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.
“FTE” shall mean [***] hours of work devoted to or in support of the research activities that is carried out by one or more employees, contract personnel or consultants of Archemix, measured in accordance with Archemix’s time allocation practices from time to time.
“FTE Cost” means, for any period, the applicable FTE Rate multiplied by the applicable number of FTEs in such period.
“FTE Rate” means during the Research Program Term, [***] Dollars (US $[***]).
“IND” means: (a) an Investigational New Drug Application required to initiate clinical testing of a compound in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region before beginning clinical testing of a compound in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
“In Vitro Diagnostic Products” means the use of the SELEX™ Process or Aptamers or PhotoAptamers identified through the use of the SELEX™ Process in the assay, testing or determination, outside of a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-5

living organism, of a substance in a test material. In Vitro Diagnostic Products shall include, among other things, the use of the SELEX™ Process or Aptamers or PhotoAptamers identified through the use of the SELEX™ Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples).
“In Vivo Diagnostic Product Agent” means any product containing one or more Aptamers that is used for any human in vivo Diagnostic Product purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
“Joint Aptamer Generic Patent Rights” means Patent Rights that cover Joint Aptamer-Generic Program Technology.
“Joint Aptamer-Generic Program Technology” means any Aptamer-Generic Program Technology that is conceived or first reduced to practice jointly by the parties.
“Major Company” means (a) any entity that had for its most recently-completed fiscal year of at least [***] or more with at least [***] Dollars ($[***]) in annual aggregate net sales of pharmaceuticals; or (b) or any entity that is a direct or indirect parent holding company of an entity described in (a).
“Net Sales” means the gross sales of a Product by Pfizer, its Affiliates, or its sub-licensees to third parties, less the following deductions:
(a)	bad debts related to the Product;

(b)	any rebates, quantity, trade and cash discounts, and other usual and customary discounts to customers granted and taken in the ordinary course of business;

(c)	retroactive price reductions, allowances chargebacks, rebates, adjustments and amounts repaid or credited by reason of rejections or returns of the Product (including returns of the Product by reason of a Product recall or damaged or defective goods);

(d)	compulsory payments and rebates, actually paid or deducted;

(e)	customs duties and other governmental charges, as well as sales, use, excise, inventory, value added, and other taxes, related to the sale of the Product; and

(f)	payments, discounts, rebates, fees, reimbursements or similar payments granted to managed health care organizations or federal, state or local governments, their agencies, purchasers or reimbursers or any government subsidized programs, wholesalers or other distributors, buying groups, health insurance carriers, other institutions, or discount programs (including the Pfizer ShareCard and other

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-6

similar discount cards), and write-offs from quantities of the Product donated by Pfizer to third parties.
“Optimized Lead” means [***] that the [***] and [***] as[***] the [***] for such [***]
“Optimized Lead Milestone” means acceptance by the Research Committee of achievement of OLC. [***] aptamers that [***] the [***] aptamer [***], as [***] in the [***] will trigger payment of an Optimized Lead Milestone (once per Research Plan) by Pfizer to Archemix, enabling initiation of the development phase of the Product. OLC may be modified or waived to trigger payment of the corresponding milestone and enable progression of the collaboration project into the next phase of research.
“Patent Rights” means the rights and interests in and to patent applications and issued patents, whether domestic or foreign, including all continuations, continuations-in-part, divisionals, registrations, confirmations, revalidations and renewals, and letters of patent granted thereon, and all reissues, re-examination and extensions thereof and any patent restoration or extension period granted by a governmental authority, including but not limited to compensation for patent term lost during the clinical trial or regulatory approval process and Supplementary Protection Certificates of any of the foregoing.
“Permitted Screening Activities” means, [***], any [***] Archemix [***] to [***] for [***] and/or for [***] for the [***] of [***] that [***] to a[***] than [***]
“Pfizer Aptamer-Generic Program Technology” means any Aptamer-Generic Program Technology that is conceived or first reduced to practice solely by Pfizer or its Affiliates, employees, agents or consultants.
“Pfizer Background Patent Rights” means all Patent Rights that contain one (1) or more claims that cover Pfizer Background Technology.
“Pfizer Background Technology” means Technology introduced by Pfizer into the Research Program:
(a)	developed by Pfizer’s officers, employees, agents or consultants:
(i)	before the Effective Date; or

(ii)	after the Effective Date outside of the Research Program.
(b)	Obtained by Pfizer from third parties.
“Pfizer Materials” means any Proprietary Materials that are Controlled by Pfizer and used by Pfizer, or provided by Pfizer for use, in the Research Program. For purposes of clarity Pfizer Materials shall include Program Aptamers.
“Pfizer Program Patent Rights” means all Patent Rights that contain one (1) or more claims that covers Pfizer Program Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-7

“Pfizer Program Technology” means all Program Technology other than (a) Archemix Program Technology and (b) Joint Aptamer-Generic Program Technology. For the purpose of clarity, Pfizer Program Technology includes any Program Aptamers.
“Pfizer Quarter” means each successive period of three (3) consecutive calendar months designated by Pfizer as a “Quarter” in the normal course of reporting its financials.
“Pfizer Year” means each successive period of twelve (12) consecutive calendar months designated by Pfizer as a “Year” in the normal course of reporting its financials.
“PhotoAptamer” means an Aptamer that has a photoreactive nucleotide analog, such as brominated deoxyuridine (BrdU), substituted for one or more of the four naturally occurring nucleotides, such as thymidine, that forms a covalent crosslink with its target protein when exposed to radiation such as ultraviolet light.
“Product” means any product that contains or comprises a Program Aptamer.
“Product Launch” means, with respect to a Product in any country, the first sale, transfer or disposition for value of such Product in such country.
“Program Aptamer” means any Aptamer first identified through the conduct of the SELEX™ Process or otherwise by Archemix in the performance of the Research Program that binds to a Program Target, including Early Leads, Optimized Leads and Products.
“Program Target” means any Target that is identified by Pfizer for inclusion in the Research Program and accepted by Archemix pursuant to Section 2.2.
“Program Technology” means any Technology (including without limitation, any new and useful process, method or manufacture or composition of matter) that are conceived or first reduced to practice (actively or constructively) by either party in the conduct of the Research Program.
“Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one party to the other party in connection with this Agreement, whether or not specifically designated as proprietary by the transferring party or (b) that are otherwise conceived or reduced to practice in the conduct of the Research Program.
“Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31; provided, that, the initial Quarter shall commence on the Effective Date and end on March 31, 2007.
“Quarterly FTE Payment” means the minimum amount payable by Pfizer to Archemix for FTEs during each Pfizer Quarter of the Research Program Term pursuant to Section 3.5, which shall equal the estimated FTE Cost as set forth in the Research Plan for such Pfizer Quarter.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-8

“Radio Therapeutic” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
“Research Committee” means the committee formed pursuant to Section 2.6.
“Research Plan” means each written plan describing the activities to be performed by the parties to discover and develop Products against each Target introduced into the Research Program, as approved by the Research Committee (and attached to the minutes of the applicable Research Committee meeting.
“Research Program” means the collaborative research program to be performed by Pfizer and Archemix during the Research Program Term under this Agreement.
“Royalty(ies)” means royalty(ies) provided in this Agreement.
“Royalty Term” means, on a country-by-country basis, with respect to each Product in each country, the period beginning on the date of Product Launch of such Product in such country and ending on the expiration of the last to expire Valid Claim in such country that covers such Product or its identification, manufacture, use, import, offer for sale or sale; provided, that, in the event Pfizer abandons any issued patent in any country, the Royalty Term in such country shall be extended so long as a Product is sold in such country by Pfizer.
“SELEX™ Process” means any (a) generic aptamer composition or (b) process, including the use in any such process of polymerases capable of incorporating non-canonical nucleotides, for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing, including without limitation any such process that (a) is covered by, or is described in, the SELEX™ Portfolio, including without limitation U.S. Patent Nos. [***] or [***], (b) is covered by, or is described in, any other Patent Rights Controlled by Archemix, and (c) any continuations, divisionals and continuations-in part substitutions, renewals, reissues, re-examinations and extensions of and improvements to the inventions covered by, or described in, the foregoing Patent Rights.
“SELEX™ Technology” means any process for modifying, optimizing and/or stabilizing an aptamer wherein such modification, optimization or stabilization includes, without limitation minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides.
“[***]” means an Aptamer that meets all of the following criteria:
(1)	It [***].

(2)	It [***] the [***] of a [***].

(3)	It [***] either of the [***]:
(a)	A [***] of [***]

(b)	A [***] from a [***] of a [***] of [***] to [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-9

“Surrogate Aptamer” means an Aptamer that binds to a Program Target of a species other than human.
“Target” means [***] by a [***] and/or [***], as well as [***]of the [***] or the [***], and [***] to the [***] that are [***] in [***]
“Technology” means all unpatented technical information, intellectual property, know-how, expertise and trade secrets.
“URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.
“UTC” means University Technology Corporation, the successor to the University Research Corporation.
“Valid Claim” means a claim within Archemix Background Patent Rights, Archemix Program Patent Rights and Pfizer Program Patent Rights so long as such claim shall not have been abandoned or shall not have been held invalid in a final decision rendered by a tribunal of competent jurisdiction from which no appeal has been or can be taken.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix A-10

APPENDIX B
Target Nomination Notice
(to be completed for each Target proposed by Pfizer)

Pfizer Target :	Define by common name(s), accession number and amino acid sequence if possible

PFIZER INC

By:

Name:

Title:

Date:

ARCHEMIX CORP.

By:

Name:

Title:

Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix B-1

APPENDIX C
I. Executive Summary
This document outlines Archemix’s proposed research plan (the “Research Plan”) to discover and optimize aptamers for nominated targets within the Pfizer/Archemix collaboration. Note that this Research Plan is Archemix’s current assessment of the scope of work projected to discover and develop aptamers through the Optimized Lead milestone. Archemix believes that this Research Plan will serve as the basis for defining a detailed research plan for each specific target which is entered into the collaboration.
Archemix would propose conducting the aptamer discovery activities up to the milestone decision point of Optimized Lead nomination in two stages described in Section II. Each stage yields one or more aptamer molecules meeting milestone criteria as summarized in Table 1.
Table 1: Milestone Definitions

Milestone	Properties
[***]	[***]
[***]	[***].
Estimates of the timing and resource (expressed as FTE) requirements for each stage of the aptamer discovery process are shown in Table 2. The estimates represent an [***]Archemix[***]. Actual values will vary given the nature of the discovery project. Key variables which can impact the timing and resource required for each stage have been highlighted. The overall time to an Optimized Lead can vary between [***] months. The estimated FTE commitment to generate an Optimized Lead ([***]) varies from [***]. Assuming a particular target [***] for pre-clinical testing, the FTE commitment [***].
Table 2. Timing and Resource Estimates by Project Stage

	Estimated	Estimated	Estimated
	Duration	Average	Total
Stage	(months)	Headcount	FTE	Variables
I. [***]	[***]	[***]	[***]	• [***]
II. [***]	[***]	[***]	[***]	o [***]
Notes:
•	Requirements for a [***] [***].

•	FTE is expressed in [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C-1

II. Work Plan Description
Work to generate Optimized Lead Aptamers from new targets can be considered as progressing in the two stages illustrated in the figure at the bottom of this page. Upon acceptance of a target into the Pfizer/Archemix collaboration, Early Lead Criteria, Optimized Lead Criteria, and a Target Product Profile will be defined through joint discussions by scientists at Pfizer and Archemix and agreed by the Research Committee responsible for managing the collaboration. These criteria will provide specific direction for both the discovery and optimization efforts.
In [***], Archemix will [***] aptamer [***]aptamer [***]. Archemix would [***]. The [***] of the aptamer [***]. [***] aptamer [***] will be [***] to enable [***]. At this stage, aptamer [***] will be [***] Example [***] aptamers [***] in Table 3. [***].
Table 3. Proposed Elements of [***]

Property	Target
[***]	[***]
[***]	[***] aptamer [***]
[***]	Aptamer [***]
Aptamer [***]	Aptamer [***]

*	Specific criteria would be [***] the Research Committee:
•	[***]

•	[***]

•	[***]
In [***], Archemix and Pfizer will [***]aptamers [***] which would be [***]. During this [***] will be [***]. Additional [***] would be [***], thereby [***] for the [***] as defined in [***]. Additional activities in this [***] aptamer[***]. Activities up to and including [***] Archemix, and Pfizer will [***]. At the [***] Pfizer [***].
Elements of the [***] in Table 4.
Table 4. Proposed Elements of [***]

Property	Target
[***]	[***]
[***]	Aptamer [***]
[***]	Aptamer [***]
[***]	Aptamer [***]
[***]Aptamer [***]	Aptamers [***] aptamers [***]
[***]	Aptamer [***]
[***]	Aptamer [***]
[***]	Aptamer [***]
[***]	Aptamer [***]

*	Specific criteria would be [***] the Research Committee:
•	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C-2

•	[***]

•	[***]

•	[***]
[***]
A. [***]
Each of the steps in the [***] is described in outline form below. It is worth noting that for programs where an [***] will be [***] against the [***]. Depending upon [***], there may be [***].
i. [***] will be [***] or provided by Pfizer.[***] of the [***] will be [***]. Functional activity of the target will be confirmed using assays specific for the target function.
ii. [***]. [***] and [***] that will be [***] aptamer [***]. [***] may include: [***] In general, [***] will be [***] and [***] aptamer [***] may be [***] aptamers [***]. In our [***] work plan, [***] will [***]. It is [***] that in those [***]Pfizer[***] and [***] and [***], that [***] Archemix [***]. Typically, [***] to the t[***] are [***] that the [***] for aptamer [***].
iii. SELEX™. The SELEX™ process (Systematic Evolution of Ligands through EXponential enrichment) [***] which [***]. A [***] and [***] SELEX™ [***]. The SELEX™ [***] from this [***] [***].
[***] have [***] to [***] and [***] by the [***] is [***] to the [***] of [***]. Consequently, aptamer SELEX™ will be [***] for the SELEX™ [***] of the [***] and an [***].
The [***] SELEX™ [***] will be [***]. In order to [***] from the [***], typically [***] aptamer [***] is [***] with the [***] and the [***] that [***] are [***] is next a[***] which can [***]. SELEX™ will be [***] with [***].
At various points [***] from [***] of the [***]. Typically when [***] have begun to [***] aptamer [***] with the [***] SELEX™ [***] on the [***] from the [***] SELEX™ [***].
Aptamer [***]. Archemix will [***] that have [***] will [***] on the [***] SELEX™ [***], and the [***] will be [***] and then [***]. The [***] is the [***] will be [***] Pfizer) as well. In the event [***] with the [***] is not [***] Pfizer [***] of a [***] aptamers.
Aptamers that [***] by the [***] will be [***] that have the [***]. On the [***], aptamers [***]. The [***] aptamer [***] will be [***]Aptamers [***] will be [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C-3

Aptamer [***]. [***] and can [***]. The most [***], referred to as [***] [***] from the [***]. It is anticipated that [***] will [***]. An [***] of the [***] about the [***] of the [***] aptamer. [***] will be [***], and [***] and [***] will be [***]. It is [***] that the [***] aptamer [***]. Under these [***] aptamer. In this case, [***] that are [***].
Often [***] with [***] will [***] that, along with [***]. This approach will be [***] with [***], to allow for [***] will be the [***] of the [***] with good [***] will be [***] for [***] using selected [***].
Aptamers that [***] will be [***] aptamers. At least [***] that [***].
[***]
B. [***]
i. [***]. We will [***] of the [***] aptamers. [***] aptamer will [***] and [***] is [***] which through [***]. We have [***].
ii. [***]. Depending on [***] aptamers [***], it may [***] aptamer(s) [***] can be [***]. We will [***] and [***] from the [***] in Table 5. These [***] aptamers will [***] for [***] aptamer [***] to the [***] aptamer will [***].
[***] with [***] will be [***]. The [***] will be [***] will be [***] and the [***] will also be [***]. If the stability of the [***] aptamer [***] is [***] will be [***] about the [***] aptamer [***] will [***] will be [***]. Using this [***] of a [***] that [***] and the aptamer [***].
Throughout [***] of the aptamers [***] aptamer [***]. The [***] Table 5 have been [***] and [***]. Therefore, although [***], we will [***] aptamers [***].
Table 5. Aptamer [***]

Modification	Anticipated effect
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
iii. [***]. [***] that [***] and [***] will be [***] aptamer [***] that can [***]. We anticipate that [***] aptamer [***]. The aptamer [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C-4

iv. [***]. Pfizer [***] with [***] will be [***]. Archemix [***] Pfizer [***] of [***]. The [***] of the [***] will [***]. The [***]. Pfizer [***] for each [***]. When [***], Pfizer [***] Archemix [***] aptamers [***]. Archemix [***] Pfizer [***] but will [***].
v. [***] (Pfizer). The [***] of [***] aptamers will [***] or a [***]. These [***] will be [***] that are [***], as well as [***] will be [***] will be [***] will be [***]. The [***] from this [***] to be [***] and also [***]. If [***] may become [***] will be [***] such as the [***] can be [***].
Aptamers [***] and [***] will be [***]. Pfizer [***] and [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix C-5

APPENDIX D
List of Background Patent Rights
APPENDIX D.1
(follows on page Appendix D-2)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix D-1

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix D-2

APPENDIX D.2
(follows on pages Appendix D-4 and Appendix D-5 )

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix D-3

INTERNAL REFERENCE	SERIAL NUMBER	PATENT NUMBER	EXPIRATION DATE	TITLE	CLAIMS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix D-4

INTERNAL REFERENCE	SERIAL NUMBER	PATENT NUMBER	EXPIRATION DATE	TITLE	CLAIMS
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix D-5

Appendix E
Target List
1.
2.
3.
4.
5.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Appendix E-1